TRUST AGREEMENT

                             (TSFG CAPITAL TRUST A)

         This TRUST AGREEMENT, dated as of October 29, 2004 (this "Trust Agreement"), between (i) The South Financial Group, Inc., a South Carolina corporation (the "Sponsor"), and (ii) The Bank of New York (Delaware), a Delaware banking corporation, as trustee (the "Trustee"). The Sponsor and the Trustee hereby agree as follows:

         1. The trust created hereby (the "Trust") shall be known as "TSFG Capital Trust A" in which name the Trustee, or the Sponsor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued. The Trust is hereby established by the Sponsor and the Trustee for the purpose of (i) issuing preferred securities ("Preferred Securities") representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in debentures of the Sponsor or one of its majority-owned subsidiaries, (ii) issuing and selling common securities ("Common Securities" and, together with the Preferred Securities, "Trust Securities") representing undivided beneficial interests in the assets of the Trust to the Sponsor in exchange for cash and investing the proceeds thereof in additional debentures of the Sponsor or one of its majority-owned subsidiaries, and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

         2. The Sponsor hereby assigns, transfers, conveys and sets over to the Trustee the sum of $10.00. The Trustee hereby acknowledges receipt of such amount in trust from the Sponsor, which amount shall constitute the initial trust estate. The Trustee hereby declares that it will hold the trust estate in trust for the Sponsor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801, et seq. (the "Trust Act"), and that this document constitutes the governing instrument of the Trust. The Trustee is hereby authorized and empowered to execute and file a certificate of trust in the form of Exhibit A attached hereto with the Delaware Secretary of State in accordance with the provisions of the Trust Act.

         3. The Sponsor and the Trustee will enter into an amended and restated Trust Agreement, satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Trust Securities. Prior to the execution and delivery of such amended and restated Trust Agreement, the Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law or as the Sponsor directs in order to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise.

         4. The Trustee hereby authorizes and empowers the Sponsor, as agent of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, the Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred Securities or other securities of the Trust; (ii) to file with The Nasdaq National Market and execute on behalf of the Trust one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein to be listed on The Nasdaq National Market; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein under the securities or blue sky laws of such jurisdictions as the Sponsor, on behalf of the Trust, may deem necessary or desirable, (iv) to execute and deliver letters or documents to, or instruments for filing with, a depository relating to the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein, and (v) to execute on behalf of the Trust an underwriting agreement relating to the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein, among the Trust, the Sponsor and the several underwriters named therein.

         5. The number of Trustees initially shall be one (1) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Sponsor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Sponsor is entitled to appoint or remove without cause any Trustee at any time. The Trustee may resign upon thirty (30) days' prior notice to the Sponsor.

         6. (a) Neither any Trustee nor any of its officers, directors, agents and servants (collectively, a "Fiduciary Indemnified Person") shall be liable, responsible or accountable in damages or otherwise to the Trust, the Sponsor, the other Trustees or any holder of the Trust Securities (the Trust, the Sponsor, the other Trustees and any holder of the Trust Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by any such Fiduciary Indemnified Person in good faith on behalf of the Trust and in a manner such Fiduciary Indemnified Person reasonably believes to be within the scope of authority conferred on such Fiduciary Indemnified Person by this Trust Agreement or by law, except that such Fiduciary Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) Each Fiduciary Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Person reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

         (c) The Sponsor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by or asserted against such Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust or the transactions contemplated by this Trust Agreement, except that no Fiduciary Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Fiduciary Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions, and (ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Person to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

         (d) The provisions of this Section shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

         7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles).

         8. This Trust Agreement may be executed in one or more counterparts.

         9. The Trust may dissolve without issuing any Trust Securities at the election of the Sponsor. Upon dissolution, the Trustee shall file a certificate of cancellation in accordance with the Trust Act and apply the funds deposited with it pursuant to Section 2 above to reimburse the Trustee for any filing fees or other expenses in connection therewith. Any remaining funds shall, after payment of any other expenses of the Trust, be returned to the Sponsor.



                             SIGNATURE PAGE FOLLOWS

      IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                            THE SOUTH FINANCIAL GROUP, INC.,
                                            a South Carolina corporation,
                                            as Sponsor


                                            By:  /s/ William P. Crawford, Jr.
                                            Name:  William P. Crawford, Jr.
                                            Title  EVP

                                            THE BANK OF NEW YORK (DELAWARE),
                                            as Delaware Trustee


                                            By:  /s/Kristine K. Gullo
                                            Name: Kristine K. Gullo
                                            Title  Asst. VP

                                    EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                              TSFG CAPITAL TRUST A

                                 TRUST AGREEMENT

                             (TSFG CAPITAL TRUST B)

         This TRUST AGREEMENT, dated as of October 29, 2004 (this "Trust Agreement"), between (i) The South Financial Group, Inc., a South Carolina corporation (the "Sponsor"), and (ii) The Bank of New York (Delaware), a Delaware banking corporation, as trustee (the "Trustee"). The Sponsor and the Trustee hereby agree as follows:

         1. The trust created hereby (the "Trust") shall be known as "TSFG Capital Trust B" in which name the Trustee, or the Sponsor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued. The Trust is hereby established by the Sponsor and the Trustee for the purpose of (i) issuing preferred securities ("Preferred Securities") representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in debentures of the Sponsor or one of its majority-owned subsidiaries, (ii) issuing and selling common securities ("Common Securities" and, together with the Preferred Securities, "Trust Securities") representing undivided beneficial interests in the assets of the Trust to the Sponsor in exchange for cash and investing the proceeds thereof in additional debentures of the Sponsor or one of its majority-owned subsidiaries, and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

         2. The Sponsor hereby assigns, transfers, conveys and sets over to the Trustee the sum of $10.00. The Trustee hereby acknowledges receipt of such amount in trust from the Sponsor, which amount shall constitute the initial trust estate. The Trustee hereby declares that it will hold the trust estate in trust for the Sponsor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801, et seq. (the "Trust Act"), and that this document constitutes the governing instrument of the Trust. The Trustee is hereby authorized and empowered to execute and file a certificate of trust in the form of Exhibit A attached hereto with the Delaware Secretary of State in accordance with the provisions of the Trust Act.

         3. The Sponsor and the Trustee will enter into an amended and restated Trust Agreement, satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Trust Securities. Prior to the execution and delivery of such amended and restated Trust Agreement, the Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law or as the Sponsor directs in order to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise.

         4. The Trustee hereby authorizes and empowers the Sponsor, as agent of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, the Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred Securities or other securities of the Trust; (ii) to file with The Nasdaq National Market and execute on behalf of the Trust one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein to be listed on The Nasdaq National Market; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein under the securities or blue sky laws of such jurisdictions as the Sponsor, on behalf of the Trust, may deem necessary or desirable, (iv) to execute and deliver letters or documents to, or instruments for filing with, a depository relating to the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein, and (v) to execute on behalf of the Trust an underwriting agreement relating to the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein, among the Trust, the Sponsor and the several underwriters named therein.

         5. The number of Trustees initially shall be one (1) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Sponsor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Sponsor is entitled to appoint or remove without cause any Trustee at any time. The Trustee may resign upon thirty (30) days' prior notice to the Sponsor.

         6. (a) Neither any Trustee nor any of its officers, directors, agents and servants (collectively, a "Fiduciary Indemnified Person") shall be liable, responsible or accountable in damages or otherwise to the Trust, the Sponsor, the other Trustees or any holder of the Trust Securities (the Trust, the Sponsor, the other Trustees and any holder of the Trust Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by any such Fiduciary Indemnified Person in good faith on behalf of the Trust and in a manner such Fiduciary Indemnified Person reasonably believes to be within the scope of authority conferred on such Fiduciary Indemnified Person by this Trust Agreement or by law, except that such Fiduciary Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) Each Fiduciary Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Person reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

         (c) The Sponsor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by or asserted against such Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust or the transactions contemplated by this Trust Agreement, except that no Fiduciary Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Fiduciary Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions, and (ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Person to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

         (d) The provisions of this Section shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

         7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles).

         8. This Trust Agreement may be executed in one or more counterparts.

         9. The Trust may dissolve without issuing any Trust Securities at the election of the Sponsor. Upon dissolution, the Trustee shall file a certificate of cancellation in accordance with the Trust Act and apply the funds deposited with it pursuant to Section 2 above to reimburse the Trustee for any filing fees or other expenses in connection therewith. Any remaining funds shall, after payment of any other expenses of the Trust, be returned to the Sponsor.



                             SIGNATURE PAGE FOLLOWS

      IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                            THE SOUTH FINANCIAL GROUP, INC.,
                                            a South Carolina corporation,
                                            as Sponsor


                                            By: /s/ William P. Crawford, Jr.
                                            Name: William P. Crawford, Jr.
                                            Title  EVP

                                            THE BANK OF NEW YORK (DELAWARE),
                                            as Delaware Trustee


                                            By:  /s/ Kristine Gullo
                                            Name: Kristine Gullo
                                            Title Asst. VP

                                    EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                              TSFG CAPITAL TRUST B

                                 TRUST AGREEMENT

                             (TSFG CAPITAL TRUST C)

         This TRUST AGREEMENT, dated as of October 29, 2004 (this "Trust Agreement"), between (i) The South Financial Group, Inc., a South Carolina corporation (the "Sponsor"), and (ii) The Bank of New York (Delaware), a Delaware banking corporation, as trustee (the "Trustee"). The Sponsor and the Trustee hereby agree as follows:

         1. The trust created hereby (the "Trust") shall be known as "TSFG Capital Trust C" in which name the Trustee, or the Sponsor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued. The Trust is hereby established by the Sponsor and the Trustee for the purpose of (i) issuing preferred securities ("Preferred Securities") representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in debentures of the Sponsor or one of its majority-owned subsidiaries, (ii) issuing and selling common securities ("Common Securities" and, together with the Preferred Securities, "Trust Securities") representing undivided beneficial interests in the assets of the Trust to the Sponsor in exchange for cash and investing the proceeds thereof in additional debentures of the Sponsor or one of its majority-owned subsidiaries, and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

         2. The Sponsor hereby assigns, transfers, conveys and sets over to the Trustee the sum of $10.00. The Trustee hereby acknowledges receipt of such amount in trust from the Sponsor, which amount shall constitute the initial trust estate. The Trustee hereby declares that it will hold the trust estate in trust for the Sponsor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801, et seq. (the "Trust Act"), and that this document constitutes the governing instrument of the Trust. The Trustee is hereby authorized and empowered to execute and file a certificate of trust in the form of Exhibit A attached hereto with the Delaware Secretary of State in accordance with the provisions of the Trust Act.

         3. The Sponsor and the Trustee will enter into an amended and restated Trust Agreement, satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Trust Securities. Prior to the execution and delivery of such amended and restated Trust Agreement, the Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law or as the Sponsor directs in order to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise.

         4. The Trustee hereby authorizes and empowers the Sponsor, as agent of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, the Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred Securities or other securities of the Trust; (ii) to file with The Nasdaq National Market and execute on behalf of the Trust one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein to be listed on The Nasdaq National Market; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein under the securities or blue sky laws of such jurisdictions as the Sponsor, on behalf of the Trust, may deem necessary or desirable, (iv) to execute and deliver letters or documents to, or instruments for filing with, a depository relating to the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein, and (v) to execute on behalf of the Trust an underwriting agreement relating to the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein, among the Trust, the Sponsor and the several underwriters named therein.

         5. The number of Trustees initially shall be one (1) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Sponsor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Sponsor is entitled to appoint or remove without cause any Trustee at any time. The Trustee may resign upon thirty (30) days' prior notice to the Sponsor.

         6. (a) Neither any Trustee nor any of its officers, directors, agents and servants (collectively, a "Fiduciary Indemnified Person") shall be liable, responsible or accountable in damages or otherwise to the Trust, the Sponsor, the other Trustees or any holder of the Trust Securities (the Trust, the Sponsor, the other Trustees and any holder of the Trust Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by any such Fiduciary Indemnified Person in good faith on behalf of the Trust and in a manner such Fiduciary Indemnified Person reasonably believes to be within the scope of authority conferred on such Fiduciary Indemnified Person by this Trust Agreement or by law, except that such Fiduciary Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) Each Fiduciary Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Person reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

         (c) The Sponsor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by or asserted against such Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust or the transactions contemplated by this Trust Agreement, except that no Fiduciary Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Fiduciary Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions, and (ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Person to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

         (d) The provisions of this Section shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

         7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles).

         8. This Trust Agreement may be executed in one or more counterparts.

         9. The Trust may dissolve without issuing any Trust Securities at the election of the Sponsor. Upon dissolution, the Trustee shall file a certificate of cancellation in accordance with the Trust Act and apply the funds deposited with it pursuant to Section 2 above to reimburse the Trustee for any filing fees or other expenses in connection therewith. Any remaining funds shall, after payment of any other expenses of the Trust, be returned to the Sponsor.



                             SIGNATURE PAGE FOLLOWS

      IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                            THE SOUTH FINANCIAL GROUP, INC.,
                                            a South Carolina corporation,
                                            as Sponsor


                                            By: /s/ William P. Crawford, Jr.
                                            Name:  William P. Crawford
                                            Title  EVP

                                            THE BANK OF NEW YORK (DELAWARE),
                                            as Delaware Trustee


                                            By: /s/ Kristine Gullo
                                            Name:  Kristine Gullo
                                            Title  Asst. VP

                                    EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                              TSFG CAPITAL TRUST C

                                 TRUST AGREEMENT

                             (TSFG CAPITAL TRUST D)

         This TRUST AGREEMENT, dated as of October 29, 2004 (this "Trust Agreement"), between (i) The South Financial Group, Inc., a South Carolina corporation (the "Sponsor"), and (ii) The Bank of New York (Delaware), a Delaware banking corporation, as trustee (the "Trustee"). The Sponsor and the Trustee hereby agree as follows:

         1. The trust created hereby (the "Trust") shall be known as "TSFG Capital Trust D" in which name the Trustee, or the Sponsor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued. The Trust is hereby established by the Sponsor and the Trustee for the purpose of (i) issuing preferred securities ("Preferred Securities") representing undivided beneficial interests in the assets of the Trust in exchange for cash and investing the proceeds thereof in debentures of the Sponsor or one of its majority-owned subsidiaries, (ii) issuing and selling common securities ("Common Securities" and, together with the Preferred Securities, "Trust Securities") representing undivided beneficial interests in the assets of the Trust to the Sponsor in exchange for cash and investing the proceeds thereof in additional debentures of the Sponsor or one of its majority-owned subsidiaries, and (iii) engaging in such other activities as are necessary, convenient or incidental thereto.

         2. The Sponsor hereby assigns, transfers, conveys and sets over to the Trustee the sum of $10.00. The Trustee hereby acknowledges receipt of such amount in trust from the Sponsor, which amount shall constitute the initial trust estate. The Trustee hereby declares that it will hold the trust estate in trust for the Sponsor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801, et seq. (the "Trust Act"), and that this document constitutes the governing instrument of the Trust. The Trustee is hereby authorized and empowered to execute and file a certificate of trust in the form of Exhibit A attached hereto with the Delaware Secretary of State in accordance with the provisions of the Trust Act.

         3. The Sponsor and the Trustee will enter into an amended and restated Trust Agreement, satisfactory to each such party and substantially in the form included as an exhibit to the 1933 Act Registration Statement (as defined below), to provide for the contemplated operation of the Trust created hereby and the issuance of the Trust Securities. Prior to the execution and delivery of such amended and restated Trust Agreement, the Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law or as the Sponsor directs in order to obtain prior to such execution and delivery any licenses, consents or approvals required by applicable law or otherwise.

         4. The Trustee hereby authorizes and empowers the Sponsor, as agent of the Trust, (i) to file with the Securities and Exchange Commission (the "Commission") and execute, in each case on behalf of the Trust, the Registration Statement on Form S-3 (the "1933 Act Registration Statement"), including any pre-effective or post-effective amendments to the 1933 Act Registration Statement, relating to the registration under the Securities Act of 1933, as amended, of the Preferred Securities or other securities of the Trust; (ii) to file with The Nasdaq National Market and execute on behalf of the Trust one or more listing applications and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein to be listed on The Nasdaq National Market; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein under the securities or blue sky laws of such jurisdictions as the Sponsor, on behalf of the Trust, may deem necessary or desirable, (iv) to execute and deliver letters or documents to, or instruments for filing with, a depository relating to the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein, and (v) to execute on behalf of the Trust an underwriting agreement relating to the Preferred Securities or any units comprised of Preferred Securities or undivided interests therein, among the Trust, the Sponsor and the several underwriters named therein.

         5. The number of Trustees initially shall be one (1) and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Sponsor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Sponsor is entitled to appoint or remove without cause any Trustee at any time. The Trustee may resign upon thirty (30) days' prior notice to the Sponsor.

         6. (a) Neither any Trustee nor any of its officers, directors, agents and servants (collectively, a "Fiduciary Indemnified Person") shall be liable, responsible or accountable in damages or otherwise to the Trust, the Sponsor, the other Trustees or any holder of the Trust Securities (the Trust, the Sponsor, the other Trustees and any holder of the Trust Securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by any such Fiduciary Indemnified Person in good faith on behalf of the Trust and in a manner such Fiduciary Indemnified Person reasonably believes to be within the scope of authority conferred on such Fiduciary Indemnified Person by this Trust Agreement or by law, except that such Fiduciary Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b) Each Fiduciary Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Person reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to holders of Trust Securities might properly be paid.

         (c) The Sponsor agrees, to the fullest extent permitted by applicable law, (i) to indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by or asserted against such Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust or the transactions contemplated by this Trust Agreement, except that no Fiduciary Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Fiduciary Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions, and (ii) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Person to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

         (d) The provisions of this Section shall survive the termination of this Trust Agreement or the earlier resignation or removal of the Fiduciary Indemnified Persons.

         7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles).

         8. This Trust Agreement may be executed in one or more counterparts.

         9. The Trust may dissolve without issuing any Trust Securities at the election of the Sponsor. Upon dissolution, the Trustee shall file a certificate of cancellation in accordance with the Trust Act and apply the funds deposited with it pursuant to Section 2 above to reimburse the Trustee for any filing fees or other expenses in connection therewith. Any remaining funds shall, after payment of any other expenses of the Trust, be returned to the Sponsor.



                             SIGNATURE PAGE FOLLOWS

      IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                            THE SOUTH FINANCIAL GROUP, INC.,
                                            a South Carolina corporation,
                                            as Sponsor


                                            By: /s/ William P. Crawford, Jr.
                                            Name:  William P. Crawford, Jr.
                                            Title  EVP

                                            THE BANK OF NEW YORK (DELAWARE),
                                            as Delaware Trustee


                                            By: /s/ Kristine Gullo
                                            Name:  Kristine Gullo
                                            Title  Asst. VP

                                    EXHIBIT A

                              CERTIFICATE OF TRUST
                                       OF
                              TSFG CAPITAL TRUST D